                                                                      Exhibit 21

                                  SUBSIDIARIES

      The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2006. The name of each indirect subsidiary is indented under the name of its parent company.

                                                                                       JURISDICTION OF
STEWART ENTERPRISES, INC.                                                               INCORPORATION
-------------------------------------------------------------------------------        ---------------
Acme Mausoleum Corporation                                                                   LA
Cemetery Management, Inc.                                                                    FL
    Arlington Memorial Park Cemetery and Funeral Home, Inc.                                  FL
    Baldwin-Fairchild Funeral Homes, Inc.                                                    FL
        All Faiths Memorial Park, Inc.                                                       FL
        The Simplicity Plan, Inc.                                                            FL
    Bay Area Crematory, Inc.                                                                 FL
    Bruce Ocala Funeral Home, Inc.                                                           FL
    Chapel Hill Cemetery, Inc.                                                               FL
        Glen Haven Memorial Park, Inc.                                                       FL
            Highland Memory Gardens, Inc.                                                    FL
        Semoran Funeral Home, Inc.                                                           FL
    Cheatham Hill Memorial Park, Inc.                                                        GA
    Empresas Stewart - Cementerios, Inc.                                                     LA
    Empresas Stewart - Funerarias, Inc.                                                      LA
    Florida Hills Memorial Gardens, Inc.                                                     FL
    Garden of Memories, Inc.                                                                 FL
        A.P. Boza Funeral Home, Inc.                                                         FL
        Curry and Son Funeral Home, Inc.                                                     FL
        Woodlawn Memory Gardens, Inc.                                                        FL
    Good Shepherd Memorial Gardens, Inc.                                                     FL
    Hubbell Funeral Home and Crematory, Inc.                                                 FL
    Kicliter Funeral Home, Inc.                                                              FL
    Madcem of Florida, Inc.                                                                  FL
    Memorial Park Cemetery, Inc.                                                             FL
    Oaklawn Park Cemetery and Funeral Home, Inc.                                             FL
    Roberts Funeral Home, Inc.                                                               FL
    Royal Palm Memorial Gardens, Inc.                                                        FL
    S.E. BD Tampa, Inc.                                                                      FL
    S.E. DCG Tampa, Inc.                                                                     FL
    Sylvan Abbey Memorial Park, Inc.                                                         FL
    Turner Crematory, Inc.                                                                   FL
    Turner Funeral Homes, Inc.                                                               FL
    Walsh & Wood Funeral Home, Inc.                                                          FL
    Woodlawn Park Cemetery Company                                                           FL
        Memorial Sunset Park, Inc.                                                           FL
        South Dade-Palms Memorial Park, Inc.                                                 FL
Victor V. Desrosier, Inc.                                                                    CA
Dilday Brothers Huntington Valley Mortuary                                                   CA
Eastlawn Corporation                                                                         GA
Enduring Memories, Inc.                                                                      LA
Griffin Leggett, Inc.                                                                        AR
    Forest Hills Cemetery, Inc.                                                              AR
    Griffin Leggett Insurance Agency, Inc.                                                   AR
    Gross Funeral Home, Inc.                                                                 AR
    Rest Hills Memorial Park, Inc.                                                           AR

    S.E. Funeral Homes of Arkansas, Inc.                                                     AR
Holly Hill Memorial Park, Inc.                                                               GA
Hopson Mortuary, Inc.                                                                        CA
Investors Trust, Inc.                                                                        TX
Lake Lawn Metairie Funeral Home (Joint Venture)                                              LA
Lake Lawn Park, Inc.                                                                         LA
Lakewood Memorial Park, Inc.                                                                 MS
Lassila Funeral Chapels, Inc.                                                                CA
Montlawn Memorial Park, Inc.                                                                 NC
The Nashville Historic Cemetery Association, Inc.                                            TN
Rose Haven Funeral Home & Cemetery, Inc.                                                     GA
Santa Barbara Funeral Services, Inc.                                                         CA
S.E. Acquisition of California, Inc.                                                         CA
    All Souls Mortuary, Inc.                                                                 CA
    Ashes to Ashes, Inc.                                                                     CA
    Assumption Mortuary, Inc.                                                                CA
    Barstow Funeral Homes, Inc.                                                              CA
    Buchheim Family, Inc.                                                                    CA
    Calvary Mortuary of Los Angeles, California, Inc.                                        CA
    Catholic Mortuary Services, Inc.                                                         CA
    N.D. Davis & Associates, Inc.                                                            CA
    DeYoung Memorial Chapel, Inc.                                                            CA
    Holy Cross Mortuary of Culver City, California, Inc.                                     CA
    Holy Cross Mortuary of Pomona, California, Inc.                                          CA
    Lombard & Co.                                                                            CA
    Queen of Heaven Mortuary, Inc.                                                           CA
    Resurrection Mortuary, Inc.                                                              CA
    River Cities Funeral Chapel, Inc.                                                        CA
    San Fernando Mission Mortuary, Inc.                                                      CA
    Santa Clara Mortuary, Inc.                                                               CA
    Scovern Mortuary, A California Corporation                                               CA
    SDCA Holdings, Inc.                                                                      CA
        San Diego Cemetery Association                                                       CA
    S.E. Acquisition of Delano, California, Inc.                                             CA
    S.E. Acquisition of Glendale, California, Inc.                                           CA
    S.E. Acquisition of Lancaster, California, Inc.                                          CA
    S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.                            CA
    S.E. Acquisition of Oakhurst, California, Inc.                                           CA
    S.E. Acquisition of Oroville, California, Inc.                                           CA
    Sentinel Cremation Societies, Inc.                                                       DE
    Simplicity Plan of California, Inc.                                                      CA
    Stewart Pre-Need Services, Inc.                                                          CA
    Stricklin/Snively Mortuary                                                               CA
        Catalina Channel Cremation Society                                                   CA
    Wallace E. White & Howard J. Callanan, Inc.                                              CA
S.E. Acquisition of Nevada, Inc.                                                             NV
    S.E. Acquisition of Reno, Nevada, Inc.                                                   NV
        Reno Memorial, Inc.                                                                  NV
    S.E.N.S. of Nevada, Inc.                                                                 NV
S.E. Acquisition of Oregon, Inc.                                                             OR
    Amling/Schroeder Funeral Service, Inc.                                                   OR
    Cascade Crematory, Inc.                                                                  OR
    Chapel of the Roses, Inc.                                                                OR
    Chapel of the Valley Funeral Home, Inc.                                                  OR
    Dutton, Inc.                                                                             OR
    J. P. Finley & Son Mortuary, Inc.                                                        OR

        Sunset Hills Memorial Park                                                           OR
    S.E. Acquisition of Myrtle Creek, Oregon, Inc.                                           OR
    S.E. Acquisition of Reedsport, Oregon, Inc.                                              OR
    S.E. Bend NR, Inc.                                                                       OR
    S.E. Bend TDHM, Inc.                                                                     OR
    S.E. Greenwood, Inc.                                                                     OR
S.E. Acquisition of Washington, Inc.                                                         WA
    E.R. Butterworth & Sons                                                                  WA
    Cremation Society Northwest, Inc.                                                        WA
    S.E.E.S. of Vancouver, Inc.                                                              WA
S.E. Australia, Inc.                                                                         LA
S.E. Mid-Atlantic, Inc.                                                                      MD
    C. J. Applegate & Sons, Inc.                                                             NY
    Bartlett-Burdette-Cox Funeral Home, Inc.                                                 WV
    Benjamin Franklin P.M., Inc.                                                             PA
    Bounds Funeral Home, Inc.                                                                MD
    Casdorph & Curry Funeral Home, Inc.                                                      WV
    Catawba Memorial Park, Inc.                                                              NC
    Cedar Hill Cemetery Company, Inc.                                                        MD
    Clinch Valley Memorial Cemetery, Inc.                                                    VA
    Crest Lawn Memorial Gardens, Inc.                                                        MD
    Dunbar Funeral Home                                                                      SC
    Eastern Cemetery Associates, Inc.                                                        WV
    Evans Funeral Home, Inc.                                                                 NC
    Everly Funeral Homes, Incorporated                                                       VA
    Everly PFP, Inc.                                                                         VA
    Fine Finishes, Inc.                                                                      NC
    Fort Lincoln Cemetery, Inc.                                                              MD
    Fort Lincoln Funeral Home, Inc.                                                          MD
    Gallery Granite Corporation                                                              MD
    Gardinier Colletti Memorial Home, Inc.                                                   NY
    Garner Family Funeral Home, Inc.                                                         GA
    Garrett-Hillcrest, Inc.                                                                  NC
    George Washington Memorial Park, Inc.                                                    PA
    Gorny & Gorny Paterson-Clifton Mortuary                                                  NJ
    Haisten Funeral Home of Henry County, Inc.                                               GA
    Haisten Funeral Homes, Inc.                                                              GA
    Higgins and Son Funeral Home, Inc.                                                       GA
    Hillcrest Memorial Cemetery, Inc.                                                        MD
    Hines-Rinaldi Funeral Home, Inc.                                                         MD
    Kanawha Plaza Partnership                                                                WV
    Kirk & Nice, Inc.                                                                        PA
    Kirk & Nice Suburban Chapel, Inc.                                                        PA
    Klingel-Carpenter Mortuary, Inc.                                                         WV
    LOI Charleston, Inc.                                                                     WV
    Loudon Park Cemetery Company                                                             MD
        Druid Ridge Cemetery Company                                                         MD
    Loudon Park Funeral Home, Inc.                                                           MD
    McLaurin's Funeral Home, Inc.                                                            NC
    Monte Vista Burial Park, Inc.                                                            TN
    Monticello Memory Gardens, Inc.                                                          VA
    Murphy Funeral Service, Inc.                                                             NY
    National Exchange Trust, Ltd.                                                            WV
    National Funeral Services, Incorporated                                                  WV
    National Harmony Memorial Park, Inc.                                                     MD
    Otto Redanz Funeral Home, Inc.                                                           NY

        Cornell & Daggett, Inc.                                                              NY
    Parklawn, Inc.                                                                           MD
    The Parkwood Cemetery Company                                                            MD
        Parkwood Management Co.                                                              MD
    S.E. Acquisition of Clifton, New Jersey, Inc.                                            NJ
    S.E. Acquisition of Fredonia, New York, Inc.                                             NY
    S.E. Acquisition of Malden, West Virginia, Inc.                                          WV
    S.E. Acquisition of Pennsylvania, Inc.                                                   PA
    S.E. Cemeteries of North Carolina, Inc.                                                  NC
    S.E. Cemeteries of South Carolina, Inc.                                                  SC
    S.E. Cemeteries of Virginia, Inc.                                                        VA
    S.E. Cemeteries of West Virginia, Inc.                                                   WV
    S.E. Combined Services of South Carolina, Inc.                                           SC
    S.E. Combined Services of Tennessee, Inc.                                                TN
    S.E. Funeral Homes of North Carolina, Inc.                                               NC
    S.E. Funeral Homes of South Carolina, Inc.                                               SC
    S.E. Funeral Homes of Virginia, Inc.                                                     VA
    S.E. Funeral Homes of West Virginia, Inc.                                                WV
    Simple Tribute of Maryland, Inc.                                                         MD
    Sunset Memorial Park Company                                                             PA
        Pet Haven, Inc.                                                                      PA
    John M. Taylor Funeral Home, Inc.                                                        MD
    Taylor M. Simpson Co.                                                                    NC
    William W. Chambers, Inc.                                                                MD
    Wilson Funeral Home, Inc.                                                                WV
S.E. South-Central, Inc.                                                                     LA
    D.W. Newcomer's Sons, Inc.                                                               MO
    DWN Properties, Inc.                                                                     MO
        Funeral Security Plans, Inc.                                                         MO
    Kilgore - Green Funeral Home, Inc.                                                       AL
    Knutson Funeral Homes, Inc.                                                              IA
    Mt. Juliet Memorial Gardens, Inc.                                                        TN
    Nave Funeral Home of Lebanon, Inc.                                                       TN
    Pasadena Funeral Home, Inc.                                                              TX
    Pauley Funeral Home, Inc.                                                                IA
    Runyan Mangold, Inc.                                                                     KS
    S.E. Acquisition of Lithonia, Georgia, Inc.                                              GA
    S.E. Acquisition of Santa Fe, New Mexico, Inc.                                           NM
    S.E. Cemeteries of Alabama, Inc.                                                         AL
    S.E. Cemeteries of Louisiana, Inc.                                                       LA
        Heaven's Pets of Lake Lawn Metairie, LLC                                             LA
    S. E. Cemeteries of Texas, Inc.                                                          TX
    S.E. Cemeteries of Wisconsin, Inc.                                                       WI
    S.E. Combined Services of Alabama, Inc.                                                  AL
    S.E. Funeral Homes of Alabama, Inc.                                                      AL
    S.E. Funeral Homes of Ilinois, Inc.                                                      IL
    S.E. Funeral Homes of Louisiana, Inc.                                                    LA
    S.E. Funeral Homes of Tennessee, Inc.                                                    TN
    S.E. Funeral Homes of Texas, Inc.                                                        TX
        Abbey Plan of Texas, Inc.                                                            TX
        Belew Funeral Home, Inc.                                                             TX
        Emerald Hills Funeral Corporation                                                    TX
        Guardian Cremation Society, Inc.                                                     TX
        Lyons Funeral Home, Inc.                                                             TX
        Simplicity Plan of Texas, Inc.                                                       TX
    The Lincoln Memorial Park Cemetery Association                                           NE

    West Lawn Cemetery                                                                      NE
Stewart Enterprises (Europe), Inc.                                                          LA
Stewart Resource Center, Inc.                                                               LA
Stewart Services, Inc.                                                                      LA
Stewart Worldwide N.V.                                                                  Netherlands
    Stewart International (Netherlands) B.V.                                            Netherlands
        Stewart Cementerios Puerto Rico Holding II B.V.                                 Netherlands
            Empresas Stewart-Cementerios                                                Puerto Rico
            Stewart Cementerios Puerto Rico Holding I B.V.                              Netherlands
        Stewart Funerarias Puerto Rico Holding II B.V.                                  Netherlands
            Empresas Stewart - Funerarias                                               Puerto Rico
            Stewart Funerarias Puerto Rico Holding I B.V.                               Netherlands
        Stewart Simplicity Plan of Puerto Rico Holding II B.V.                          Netherlands
            Stewart Simplicity Plan of Puerto Rico Holding I B.V.                       Netherlands
            The Simplicity Plan of Puerto Rico                                          Puerto Rico
Strong & Burns Funeral Home, Inc.                                                           NY